UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

 FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 5, 2015

Starwood Waypoint Residential Trust

(Exact name of registrant as specified in its charter)

Maryland (State or other jurisdiction of incorporation)	001-36163 (Commission File Number)	80-6260391 (IRS Employer Identification No.)

1999 Harrison Street Oakland, CA (Address of principal	94612 (Zip Code)
executive offices)

Registrant’s telephone number,
including area code:
(510) 250-2200

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.

On November 5, 2015, Starwood Waypoint Residential Trust (the “Company”) issued a press release containing financial results of the Company and a quarterly financial supplement containing financial and property information of the Company for the quarter ended September 30, 2015.  A copy of the press release is attached as Exhibit 99.1 hereto and a copy of the quarterly financial supplement is attached as Exhibit 99.2 hereto and are each incorporated herein by reference.

The information included in Items 2.02 and 9.01 of this Current Report on Form 8-K (including Exhibits 99.1 and 99.2 hereto) shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be incorporated by reference into a filing under the Exchange Act or the Securities Act of 1933, as amended (the “Securities Act”), except as shall be set forth by specific reference in such filing.

Item 9.01.	Financial Statements and Exhibits.

(d)  Exhibits

99.1Press Release, dated November 5, 2015.

99.2Quarterly financial supplement, dated as of November 5, 2015.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STARWOOD WAYPOINT RESIDENTIAL TRUST
Dated: November 5, 2015	By:	/s/ Tamra D. Browne
	Name:	Tamra D. Browne
	Title:	Chief Legal Officer and Secretary

Exhibit Index

99.1Press Release, dated November 5, 2015.

99.2Quarterly financial supplement, dated as of November 5, 2015.